SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
Dole evaluated subsequent events through March 11, 2025, the date that Dole’s consolidated financial statements were issued.
On January 3, 2025, Dole paid a cash dividend of $0.08 per share, totaling $7.6 million, to shareholders for the third quarter dividend declared on November 12, 2024. On February 25, 2025, the Board of Directors of Dole plc declared a cash dividend for the fourth quarter of 2024 of $0.08 per share, payable on April 3, 2025, to shareholders of record on March 20, 2025.
In February of 2025, Dole exercised the purchase option on two vessels that had been accounted for as $41.1 million of finance leases as of December 31, 2024. Total cash paid was $36.0 million, in the aggregate.